Exhibit 10.4

EXHIBIT G

[CONFORMED AS EXECUTED]

PLEDGE AND SECURITY AGREEMENT

PLEDGE AND SECURITY AGREEMENT (as amended, modified, restated and/or supplemented from time to time, this “Agreement”), dated as of July 1, 2004, made by each of the undersigned pledgors (each a “Pledgor” and, together with any other entity that becomes a pledgor hereunder pursuant to Section 25 hereof, the “Pledgors”) to NORDEA BANK FINLAND PLC, New York Branch, as collateral agent (in such capacity, together with any successor collateral agent, the “Pledgee”), for the benefit of the Secured Creditors (as defined below) and NORDEA BANK FINLAND PLC, New York Branch, as Deposit Account Bank (in such capacity, as the “Deposit Account Bank”).

W I T N E S S E T H :

WHEREAS, General Maritime Corporation (the “Borrower”), the various lenders from time to time party thereto (the “Lenders”), and Nordea Bank Finland plc, New York Branch, as Administrative Agent and Collateral Agent (in such capacity, together with any successor Administrative Agent, the “Administrative Agent”), have entered into a Credit Agreement, dated as of July 1, 2004 (as amended, modified, restated and/or supplemented from time to time, the “Credit Agreement”), providing for the making of Loans to the Borrower as contemplated therein (the Lenders holding from to time outstanding Term Loans (and/or Term Loan Commitments) and Revolving Loans (and/or Revolving Loan Commitments), the Administrative Agent and the Pledgee, in each of the aforementioned capacities, are herein called the “Lender Creditors”);

WHEREAS, pursuant to Section 1.2 hereof, each applicable Pledgor and the Deposit Account Bank are entering into the Control Agreement attached hereto as Annex H simultaneously herewith;

WHEREAS, the Borrower may at any time and from time to time after the date hereof enter into, or guaranty the obligations of one or more other Pledgors or any of their respective Subsidiaries under, one or more Interest Rate Protection Agreements or Other Hedging Agreements with respect to the Borrower’s obligations under the Credit Agreement with respect to the outstanding Loans and/or Commitments from time to time with one or more Lenders or any affiliate thereof (each such Lender or affiliate, even if the respective Lender subsequently ceases to be a Lender under the Credit Agreement for any reason, together with such Lender’s or affiliate’s successors and assigns, if any, collectively, the “Other Creditors” and, together with the Lenders holding from to time outstanding Loans (and/or Commitments), are herein called the “Secured Creditors”);

WHEREAS, it is a condition precedent to the making of the Loans to the Borrower under the Credit Agreement that each Pledgor shall have executed and delivered to the Pledgee this Agreement; and

WHEREAS, each Pledgor desires to enter into this Agreement in order to satisfy the condition described in the preceding paragraph;

NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Pledgee for the benefit of the Secured Creditors and hereby covenants and agrees with the Pledgee for the benefit of the Secured Creditors as follows:

1.  SECURITY FOR OBLIGATIONS; ESTABLISHMENT OF CONCENTRATION ACCOUNT.

1.1. Security.  This Agreement is made by each Pledgor for the benefit of the Secured Creditors to secure:

(i)        the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, principal, premium, interest, fees and indemnities (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Pledgor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding)) of such Pledgor to the Lender Creditors (provided, in respect of the Lender Creditors which are Lenders, such aforementioned obligations, liabilities and indebtedness shall arise only for such Lenders (in such capacity) in respect of Loans and/or Commitments), whether now existing or hereafter incurred under, arising out of, or in connection with, the Credit Agreement and the other Credit Documents to which such Pledgor is a party (including, in the case of each Pledgor that is a Subsidiary Guarantor, all such obligations, liabilities and indebtedness of such Pledgor under the Subsidiaries Guaranty) and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained in the Credit Agreement and in such other Credit Documents (all such obligations, liabilities and indebtedness under this clause (i), except to the extent consisting of obligations, liabilities or indebtedness with respect to Interest Rate Protection Agreements or Other Hedging Agreements, being herein collectively called the “Credit Document Obligations”);

(ii)       the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations, liabilities and indebtedness (including, without limitation, all interest that accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Pledgor at the rate provided for in the respective documentation, whether or not a claim for post-petition interest is allowed in any such proceeding) owing by such Pledgor to the Other Creditors under, or with respect to (including, in the case of each Pledgor that is a Subsidiary Guarantor, all such obligations, liabilities and indebtedness of such Pledgor under the Subsidiaries Guaranty), any Interest Rate Protection Agreement or Other Hedging Agreement entered into in respect of the Borrower’s obligations with respect to the outstanding Loans and/or Commitments from time to time, whether such Interest Rate Protection Agreement or Other Hedging Agreement is now in existence or hereafter arising, and the due performance and compliance by such Pledgor with all of the terms, conditions and agreements contained therein (all such obligations, liabilities and indebtedness described in this clause (ii) being herein collectively called the “Other Obligations”);

(iii)      any and all sums advanced by the Pledgee in order to preserve the Collateral (as hereinafter defined) or preserve its security interest in the Collateral;

(iv)      in the event of any proceeding for the collection or enforcement of any indebtedness, obligations or liabilities of such Pledgor referred to in clauses (i) and (ii) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Pledgee of its rights hereunder, together with reasonable attorneys’ fees and court costs; and

(v)       all amounts paid by any Secured Creditor as to which such Secured Creditor has the right to reimbursement under Section 11 of this Agreement;

all such obligations, liabilities, sums and expenses set forth in clauses (i) through (v) of this Section 1.1 being herein collectively called the “Obligations,” it being acknowledged and agreed that the “Obligations” shall include extensions of credit of the types described above, whether outstanding on the date of this Agreement or extended from time to time after the date of this Agreement.

1.2.  Concentration Accounts.  The relevant Pledgor and the Pledgee have established in the name and for the benefit of the Pledgee, as agent for the Secured Creditors, the Concentration Accounts for purposes of this Agreement and the other relevant Credit Documents, which Concentration Accounts are maintained with the Pledgee as the deposit account bank located at 11 West 42nd Street, 7th Floor, New York, New York  10036 (the “Deposit Account Bank”).   Each relevant Pledgor and the Pledgee are entering into the Control Agreement attached hereto as Annex H (the “Control Agreement”) simultaneously herewith, which provides that the Concentration Accounts shall be under the control of the Pledgee, as agent for the Secured Creditors, and the Pledgee shall have the right to direct withdrawals from the Concentration Accounts and to exercise all rights with respect to all of the Earnings Collateral (as defined below) from time to time therein pursuant to the terms of this Agreement and the Control Agreement.  All Earnings Collateral delivered to, or held by or on behalf of, the Pledgee pursuant to each of the Assignments of Earnings shall be held in the Concentration Accounts in accordance with the provisions thereof.

2.  DEFINITIONS.  (a)  Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement shall be used herein as therein defined.  Reference to singular terms shall include the plural and vice versa.

(b)           The following capitalized terms used herein shall have the definitions specified below:

“Administrative Agent” has the meaning set forth in the Recitals hereto.

“Adverse Claim” has the meaning given such term in Section 8-102(a)(1) of the UCC.

“Agreement” has the meaning set forth in the first paragraph hereof.

“Borrower” has the meaning set forth in the Recitals hereto.

“Certificated Security” has the meaning given such term in Section 8-102(a)(4) of the UCC.

“Clearing Corporation” has the meaning given such term in Section 8-102(a)(5) of the UCC.

“Collateral” has the meaning set forth in Section 3.1 hereof.

“Concentration Accounts” shall mean, collectively, the following accounts: General Maritime Corporation 4060931303; General Maritime Corporation 4060931304; General Maritime Corporation 4060944601; Genmar Management 7404802001; Genmar Prince Ltd. 4060044502; Genmar Trader Ltd. 4060023901; GMR Agamemnon LLC 4060927101; GMR Ajax LLC 4060928901; GMR Alexandra LLC 4063494901; GMR Alta LLC 4060070001; GMR Argus LLC 7409102001; GMR Ariston LLC 7407872001; GMR Baltic LLC 7407792001; GMR Boss LLC 4060273001; GMR Centaur LLC 7408032001; GMR Challenger LLC 4060018901; GMR Champion LLC 4060012201; GMR Commander LLC 4062230801; GMR Conqueror LLC 7424372001; GMR Constantine LLC 4060939601; GMR Defiance LLC 7424292001; GMR Endurance LLC 4060019701; GMR Gabriel LLC 4060934702; GMR George 4062444501; GMR Gulf LLC 7408782001; GMR Harriet 4061135001; GMR Hector LLC 4063555701; GMR Honour LLC 7424032001; GMR Hope LLC 7408942001; GMR Horn LLC 7408862001; GMR Kestrel LLC 7407952001; GMR Leonidas 4060024701; GMR Macedon 4063510201; GMR Minotaur 4060938801; GMR Nestor LLC 4060043701; GMR Ocean LLC 7407612001; GMR Orion LLC 7408292001; GMR Pacific Limited 7407532001; GMR Pericles LLC 4063556501; GMR Phoenix LLC 7408112001; GMR Princess LLC 7409772001; GMR Progress LLC 7409692001; GMR Prometheus LLC 7408372001; GMR Revenge LLC 7423952001; GMR Sky LLC 7408452001; GMR Spartiate LLC 4063505201; GMR Spirit LLC 4060011401; GMR Spyridon LLC 7409022001; GMR Star LLC 4060013001; GMR Strength LLC 7424112001; GMR Sun LLC 4063037601; GMR Transporter LLC 7408522001; GMR Traveller LLC 7408602001; GMR Trust LLC 4060017101; and GMR Zoe LLC 4060966901.

“Control Agreement” shall have the meaning provided in Section 1.2.

“Credit Agreement” has the meaning set forth in the Recitals hereto.

“Credit Document Obligations” has the meaning set forth in Section 1.1(i) hereof.

“Deposit Account Bank” shall have the meaning provided such term in Section 1.2 hereof.

“Earnings Collateral” shall mean, collectively, all of the collateral granted, sold, conveyed, assigned, transferred, mortgaged and pledged pursuant to, and in accordance with, Section 1 of each Primary Assignment of Earnings.

“Event of Default” means any Event of Default under, and as defined in, the Credit Agreement and any payment default under any Interest Rate Protection Agreement or Other Hedging Agreement entered into in respect of the Borrower’s obligations with respect to the outstanding Loans and/or Commitments from time to time, after any applicable grace period.

“Indemnitees” has the meaning set forth in Section 11 hereof.

“Lender Creditors” has the meaning set forth in the Recitals hereto.

“Lenders” has the meaning set forth in the Recitals hereto.

“Limited Liability Company Assets” means all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all limited liability company capital and interest in other limited liability companies), at any time owned or represented by any Limited Liability Company Interest.

“Limited Liability Company Interests” means the entire limited liability company membership interest at any time owned by any Pledgor in any limited liability company.

“Obligations” has the meaning set forth in Section 1.1 hereof.

“Other Creditors” has the meaning set forth in the Recitals hereto.

“Other Obligations” has the meaning set forth in Section 1.1(ii) hereof.

“Partnership Assets” means all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all partnership capital and interest in other partnerships), at any time owned or represented by any Partnership Interest.

“Partnership Interest” shall mean the entire general partnership interest or limited partnership interest at any time owned by any Pledgor in any general partnership or limited partnership.

“Person” means any individual, partnership, joint venture, firm, corporation, association, limited liability company, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

“Pledgee” has the meaning set forth in the first paragraph hereof.

“Pledgor” has the meaning set forth in the first paragraph hereof.

“Primary Concentration Account” shall have the meaning provided in Section 20(c).

“Proceeds” has the meaning given such term in Section 9-102(64) of the UCC.

“Required Secured Creditors” means (i) at any time when any Credit Document Obligations are outstanding or any Commitments under the Credit Agreement exist, the Required Lenders (or, to the extent provided in Section 13.12 of the Credit Agreement, each of the Lenders), and (ii) at any time after all of the Credit Document Obligations have been paid in full in cash and all Commitments under the Credit Agreement have been terminated and if any Other Obligations are outstanding, the holders of a majority of the Other Obligations.

“Secured Creditors” has the meaning set forth in the Recitals hereto.

“Secured Debt Agreements” means and includes this Agreement, the other Credit Documents and the Interest Rate Protection Agreements and Other Hedging Agreements entered into with any Other Creditors entered into in respect of the Borrower’s obligations with respect to the outstanding Loans and/or Commitments from time to time.

“Securities Act” means the Securities Act of 1933, as amended, as in effect from time to time.

“Security” and “Securities” has the meaning given such term in Section 8-102(a)(15) of the UCC and shall in any event also include all Stock.

“Security Entitlement” has the meaning given such term in Section 8-102(a)(17) of the UCC.

“Stock” means all of the issued and outstanding shares of capital stock of any corporation at any time owned by any Pledgor.

“Subsidiary” means, as to any Person, (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, limited liability company, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% equity interest at the time.

“Termination Date” has the meaning set forth in Section 20 hereof.

“UCC” means the Uniform Commercial Code as in effect in the State of New York from time to time; provided that all references herein to specific sections or subsections of the UCC are references to such sections or subsections, as the case may be, of the Uniform Commercial Code as in effect in the State of New York on the date hereof.

“Uncertificated Security” has the meaning given such term in Section 8-102(a)(18) of the UCC.

3.  PLEDGE OF STOCK, ACCOUNTS, ETC.

3.1  Pledge.  To secure the Obligations now or hereafter owed or to be performed by such Pledgor, each Pledgor does hereby grant and pledge to the Pledgee for the benefit of the Secured Creditors, and does hereby create a continuing first priority security interest in favor of the Pledgee for the benefit of the Secured Creditors in, all of the right, title and interest in and to the following, whether now existing or hereafter from time to time acquired (collectively, the “Collateral”):

(a)           the Concentration Accounts, together with all of such Pledgor’s right, title and interest in and to all sums of property (including cash equivalents and other investments) now or at any time hereafter on deposit therein, credited thereto or payable thereon, and all instruments, documents and other writings evidencing the Concentration Accounts;

(b)           all Stock of any Subsidiary Guarantor owned by such Pledgor from time to time and all options and warrants owned by such Pledgor from time to time to purchase Stock of any such Subsidiary Guarantor;

(c)           all Limited Liability Company Interests in any Subsidiary Guarantor owned by such Pledgor from time to time and all of its right, title and interest in each limited liability company to which each such interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Limited Liability Company Interests and applicable law:

(A)          all the capital thereof and its interest in all profits, losses, Limited Liability Company Assets and other distributions to which such Pledgor shall at any time be entitled in respect of such Limited Liability Company Interests;

(B)           all other payments due or to become due to such Pledgor in respect of Limited Liability Company Interests, whether under any limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

(C)           all of such Pledgor’s claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any limited liability company agreement or operating agreement, or at law or otherwise in respect of such Limited Liability Company Interests;

(D)          all present and future claims, if any, of such Pledgor against any such limited liability company for moneys loaned or advanced, for services rendered or otherwise;

(E)           all of such Pledgor’s rights under any limited liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Limited Liability Company Interests, including any power to terminate, cancel or modify any limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of such Limited Liability Company Interests and any such limited liability company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Limited Liability Company Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

(F)           all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof;

(d)           all Partnership Interests in any Subsidiary Guarantor owned by such Pledgor from time to time and all of its right, title and interest in each partnership to which each such interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Partnership Interests and applicable law:

(A)          all the capital thereof and its interest in all profits, losses, Partnership Assets and other distributions to which such Pledgor shall at any time be entitled in respect of such Partnership Interests;

(B)           all other payments due or to become due to such Pledgor in respect of such Partnership Interests, whether under any partnership agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;

(C)           all of its claims, rights, powers, privileges, authority, options, security interests, liens and remedies, if any, under any partnership agreement or operating agreement, or at law or otherwise in respect of such Partnership Interests;

(D)          all present and future claims, if any, of such Pledgor against any such partnership for moneys loaned or advanced, for services rendered or otherwise;

(E)           all of such Pledgor’s rights under any partnership agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Partnership Interests, including any power to terminate, cancel or modify any partnership agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of any of such Pledgor in respect of such Partnership Interests and any such partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Partnership Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and

(F)           all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; and

(e)           all Proceeds of any and all of the foregoing.

3.2.  Procedures. (a)  To the extent that any Pledgor at any time or from time to time owns, acquires or obtains any right, title or interest in any Collateral, such Collateral shall auto-

matically (and without the taking of any action by such Pledgor) be pledged pursuant to Section 3.1 of this Agreement and, in addition thereto, such Pledgor shall (to the extent provided below) take, or, in the case of Section 3.2(a)(v), authorize the Pledgee to take, the following actions as set forth below (as promptly as practicable and, in any event, within 30 days after it obtains such Collateral) for the benefit of the Pledgee and the Secured Creditors:

(i)        with respect to a Certificated Security (other than a Certificated Security credited on the books of a Clearing Corporation), such Pledgor shall deliver such Certificated Security to the Pledgee with powers executed in blank;

(ii)       with respect to an Uncertificated Security (other than an Uncertificated Security credited on the books of a Clearing Corporation), such Pledgor shall cause the issuer of such Uncertificated Security (or, in the case of an issuer that is not a Subsidiary of such Pledgor, will use reasonable efforts to cause such issuer) to duly authorize and execute, and deliver to the Pledgee, an agreement for the benefit of the Pledgee and the other Secured Creditors substantially in the form of Annex G hereto (appropriately completed to the reasonable satisfaction of the Pledgee and with such modifications, if any, as shall be reasonably satisfactory to the Pledgee) pursuant to which such issuer agrees to comply with any and all instructions originated by the Pledgee without further consent by the registered owner and not to comply with instructions regarding such Uncertificated Security originated by any other Person other than a court of competent jurisdiction;

(iii)      with respect to a Certificated Security, Uncertificated Security, Partnership Interest or Limited Liability Company Interest credited on the books of a Clearing Corporation (including a Federal Reserve Bank, Participants Trust Company or The Depository Trust Company), such Pledgor shall promptly notify the Pledgee thereof and shall promptly take all actions required (i) to comply in all material respects with the applicable rules of such Clearing Corporation and (ii) to perfect the security interest of the Pledgee under applicable law (including, in any event, under Sections 9-314(a), (b) and (c), 9-106 and 8-106(d) of the UCC).  Such Pledgor further agrees to take such actions as the Pledgee deems reasonably necessary to effect the foregoing;

(iv)      with respect to a Partnership Interest or a Limited Liability Company Interest (other than a Partnership Interest or Limited Liability Interest credited on the books of a Clearing Corporation), (1) if such Partnership Interest or Limited Liability Company Interest is represented by a certificate and is a Security for purposes of the UCC, the procedure set forth in Section 3.2(a)(i) hereof, and (2) if such Partnership Interest or Limited Liability Company Interest is not represented by a certificate or is not a Security for purposes of the UCC, the procedure set forth in Section 3.2(a)(ii) hereof; and

(v)       with respect to cash proceeds from any of the Collateral described in Section 3.1 hereof which are not released to such Pledgor in accordance with Section 6 hereof, (i) establishment by the Pledgee of a cash account in the name of such Pledgor over which the Pledgee shall have exclusive and absolute control and dominion (and no withdrawals or transfers may be made therefrom by any Person except with the prior written consent of the Pledgee) and (ii) deposit of such cash in such cash account.

(b)       In addition to the actions required to be taken pursuant to Section 3.2(a) hereof, each Pledgor shall take the following additional actions with respect to the Collateral:

(i)        with respect to all Collateral of such Pledgor whereby or with respect to which the Pledgee may obtain “control” thereof within the meaning of Section 8-106 of the UCC (or under any provision of the UCC as same may be amended or supplemented from time to time, or under the laws of any relevant State other than the State of New York), such Pledgor shall take all actions as may be reasonably requested from time to time by the Pledgee so that “control” of such Collateral is obtained and at all times held by the Pledgee; and

(ii)       each Pledgor shall from time to time cause appropriate financing statements (on Form UCC-1 or other appropriate form) under the Uniform Commercial Code as in effect in the various relevant states, covering all Collateral hereunder (with the form of such financing statements to be satisfactory to the Pledgee), to be filed in the relevant filing offices so that at all times the Pledgee has a security interest in all Collateral which is perfected by the filing of such financing statements (in each case to the maximum extent perfection by filing may be obtained under the laws of the relevant states, including, without limitation, Section 9-312(a) of the UCC).

3.3.  Subsequently Acquired Collateral.  If any Pledgor shall acquire (by purchase, stock dividend or similar distribution or otherwise) any additional Collateral at any time or from time to time after the date hereof, such Collateral shall automatically (and without any further action being required to be taken) be subject to the pledge and security interests created pursuant to Section 3.1 hereof and, furthermore, such Pledgor will promptly thereafter take (or cause to be taken) all action with respect to such Collateral in accordance with the procedures set forth in Section 3.2 hereof, and will promptly thereafter deliver to the Pledgee (i) a certificate executed by a principal executive officer of such Pledgor describing such Collateral and certifying that the same has been duly pledged in favor of the Pledgee (for the benefit of the Secured Creditors) hereunder and (ii) supplements to Annexes A through F hereto as are reasonably necessary to cause such annexes to be complete and accurate at such time.

3.4.  Transfer Taxes.  Each pledge of Collateral under Section 3.1 or Section 3.3 hereof shall be accompanied by any transfer tax stamps required in connection with the pledge of such Collateral.

3.5.  Certain Representations and Warranties Regarding the Collateral.  Each Pledgor represents and warrants that on the date hereof: (i) the jurisdiction of organization of such Pledgor, and such Pledgor’s organizational identification number, is listed on Annex A hereto; (ii) each Subsidiary of such Pledgor that is a Subsidiary Guarantor is listed in Annex B hereto; (iii) the Stock (and any warrants or options to purchase Stock) of any Subsidiary Guarantor held by such Pledgor consists of the number and type of shares of the stock (or warrants or options to purchase any stock) of the corporations as described in Annex C hereto; (iv) such Stock constitutes that percentage of the issued and outstanding capital stock of the respective Subsidiary Guarantors as is set forth in Annex C hereto; (v) the Limited Liability Company Interests in any and all Subsidiary Guarantors held by such Pledgor consist of the number and type of interests of the respective Subsidiary Guarantors described in Annex D hereto; (vi) each such Limited Liability Company Interest constitutes that percentage of the issued and outstanding equity interest of the respective Subsidiary Guarantors as set forth in Annex D hereto; (vii) the Partnership Interests held by such Pledgor in any and all Subsidiary Guarantors consist of the number and type of interests of the respective Subsidiary Guarantors described in Annex E hereto; (viii) each such Partnership Interest constitutes that percentage or portion of the entire partnership interest of the Partnership as set forth in Annex E hereto; (ix) such Pledgor has complied with the respective procedure set forth in Section 3.2(a) hereof with respect to each item of Collateral described in Annexes B through E hereto; and (xi) on the date hereof, such Pledgor owns no other Stock, Limited Liability Company Interests or Partnership Interests of, in each case, any Subsidiary Guarantor.

4.  APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC.  If and to the extent necessary to enable the Pledgee to perfect its security interest in any of the Collateral or to exercise any of its remedies hereunder, the Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Collateral, which may be held (in the discretion of the Pledgee) in the name of the relevant Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee.

5.  VOTING, ETC., WHILE NO EVENT OF DEFAULT.  Unless and until there shall have occurred and be continuing an Event of Default, each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Collateral owned by it, and to give consents, waivers or ratifications in respect thereof; provided that, in each case, no vote shall be cast or any consent, waiver or ratification given or any action taken or omitted to be taken which would violate or be inconsistent with any of the terms of any Secured Debt Agreement, or which could reasonably be expected to have the effect of impairing the value of the Collateral or any part thereof or the position or interests of the Pledgee or any other Secured Creditor in the Collateral unless expressly permitted by the terms of the Secured Debt Agreements.  All such rights of each Pledgor to vote and to give consents, waivers and ratifications shall cease in case an Event of Default has occurred and is continuing, and Section 7 hereof shall become applicable.

6.  DIVIDENDS AND OTHER DISTRIBUTIONS.  Unless and until there shall have occurred and be continuing an Event of Default, all cash dividends, cash distributions, cash Proceeds and other cash amounts payable in respect of the Collateral shall be paid to the Pledgors.  The Pledgee shall be entitled to receive directly, and to retain as part of the Collateral:

(i)        all other or additional stock, notes, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash dividends other than as set forth above in the first sentence of this Section 6) paid or distributed by way of dividend or otherwise in respect of the Collateral;

(ii)       all other or additional stock, notes, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash) paid or distributed in respect of the Collateral by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and

(iii)      all other or additional stock, notes, limited liability company interests, partnership interests,  instruments or other securities or property (including, but not limited to, cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate or other reorganization.

All dividends, distributions or other payments which are received by any Pledgor contrary to the provisions of this Section 6 and Section 7 hereof shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of such Pledgor and shall be forthwith paid over and/or delivered to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

7.  REMEDIES IN CASE OF AN EVENT OF DEFAULT. If there shall have occurred and be continuing an Event of Default, then and in every such case, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement, any other Secured Debt Agreement or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled to exercise all the rights and remedies of a secured party under the Uniform Commercial Code as in effect in any relevant jurisdiction and also shall be entitled, without limitation, to exercise the following rights, which each Pledgor hereby agrees to be commercially reasonable:

(i)        to receive all amounts payable in respect of the Collateral otherwise payable under Section 6 hereof to the Pledgors;

(ii)       to transfer all or any part of the Collateral into the Pledgee’s name or the name of its nominee or nominees;

(iii)      to vote all or any part of the Collateral (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do so);

(iv)      at any time and from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine, provided that at least 10 days’ written notice of the time and place of any such sale shall be given to the Pledgors.  The Pledgee shall not be obligated to make any such sale of Collateral regardless of whether any such notice of sale has theretofore been given.  Each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security for the Obligations or otherwise.  At any such sale, unless prohibited by applicable law, the Pledgee on behalf of the Secured Creditors may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any other Secured Creditor shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto; and

(v)       to set-off any and all Collateral against any and all Obligations.

8.  REMEDIES, ETC., CUMULATIVE.  Each and every right, power and remedy of the Pledgee provided for in this Agreement or in any other Secured Debt Agreement, or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any other Secured Creditor of any one or more of the rights, powers or remedies provided for in this Agreement or any other Secured Debt Agreement or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any other Secured Creditor of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any other Secured Creditor to exercise any such right, power or remedy shall operate as a waiver thereof.  No notice to or demand on any Pledgor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Pledgee or any other Secured Creditor to any other or further action in any circumstances without notice or demand.  The Secured Creditors agree that this Agreement may be enforced only by the action of the Pledgee, in each case acting upon the instructions of the Required Lenders (or, after the date on which all Credit Document Obligations have been paid in full, the holders of at least a majority of the outstanding Other Obligations) and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Pledgee for the benefit of the Secured Creditors upon the terms of this Agreement.

9.  APPLICATION OF PROCEEDS.  (a)  All monies collected by the Pledgee upon any sale or other disposition of the Collateral of each Pledgor, together with all other monies received by the Pledgee hereunder (except to the extent released in accordance with the applicable provisions of this Agreement or any other Credit Document), shall be applied to the payment of the Obligations as follows:

(i)            first, to the payment of all amounts owing the Pledgee of the type described in clauses (iii) and (iv) of Section 1.1;

(ii)           second, to the extent proceeds remain after the application pursuant to the preceding clause (i), an amount equal to the outstanding Primary Obligations (as defined below) constituting Credit Document Obligations shall be paid to the Lenders as provided in Section 9(d) hereof, with each Lender receiving an amount equal to such outstanding Primary Obligations constituting Credit Document Obligations or, if the proceeds are insufficient to pay in full all such Primary Obligations constituting Credit Document Obligations, its Pro Rata Share (as defined below) of the amount remaining to be distributed;

(iii)          third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii), an amount equal to the outstanding Primary Obligations constituting Other Obligations shall be paid to the Other Creditors as provided in Section 9(d) hereof, with each Other Creditor receiving an amount equal to such outstanding Primary

Obligations constituting Other Obligations or, if the proceeds are insufficient to pay in full all such Primary Obligations constituting Other Obligations, its Pro Rata Share of the amount remaining to be distributed;

(iv)          fourth, to the extent proceeds remain after the application pursuant to the preceding clauses (i) through (iii), inclusive, an amount equal to the outstanding Secondary Obligations shall be paid to the Secured Creditors as provided in Section 9(d) hereof, with each Secured Creditor receiving an amount equal to its outstanding Secondary Obligations or, if the proceeds are insufficient to pay in full all such Secondary Obligations, its Pro Rata Share of the amount remaining to be distributed; and

(v)           fifth, to the extent proceeds remain after the application pursuant to the preceding clauses (i) through (iv), inclusive, and following the termination of this Agreement pursuant to Section 20 hereof, to the relevant Pledgor or to whomever may be lawfully entitled to receive such surplus.

(b)           For purposes of this Agreement, (x) “Pro Rata Share” shall mean, when calculating a Secured Creditor’s portion of any distribution or amount, that amount (expressed as a percentage) equal to a fraction the numerator of which is the then unpaid amount of such Secured Creditor’s Primary Obligations or Secondary Obligations, as the case may be, and the denominator of which is the then outstanding amount of all Primary Obligations or Secondary Obligations, as the case may be, (y) “Primary Obligations” shall mean (i) in the case of the Credit Document Obligations, all principal of, and interest on, all Loans and all fees, costs and expenses incurred under the Credit Agreement with respect thereto and (ii) in the case of the Other Obligations, all amounts due under such Interest Rate Protection Agreements and Other Hedging Agreements (other than indemnities, fees (including, without limitation, attorneys’ fees) and similar obligations and liabilities) and (z) “Secondary Obligations” shall mean all Obligations other than Primary Obligations.

(c)           When payments to Secured Creditors are based upon their respective Pro Rata Shares, the amounts received by such Secured Creditors hereunder shall be applied (for purposes of making determinations under this Section 9 only) (i) first, to their Primary Obligations and (ii) second, to their Secondary Obligations.  If any payment to any Secured Creditor of its Pro Rata Share of any distribution would result in overpayment to such Secured Creditor, such excess amount shall instead be distributed in respect of the unpaid Primary Obligations or Secondary Obligations, as the case may be, of the other Secured Creditors, with each Secured Creditor whose Primary Obligations or Secondary Obligations, as the case may be, have not been paid in full to receive an amount equal to such excess amount multiplied by a fraction the numerator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of such Secured Creditor and the denominator of which is the unpaid Primary Obligations or Secondary Obligations, as the case may be, of all Secured Creditors entitled to such distribution.

(d)           All payments required to be made hereunder shall be made (x) if to the Lender Creditors, to the Administrative Agent under the Credit Agreement for the account of the Lender Creditors, and (y) if to the Other Creditors, to the trustee, paying agent or other similar representative (each a “Representative”) for the Other Creditors or, in the absence of such a Representative, directly to the Other Creditors.

(e)           For purposes of applying payments received in accordance with this Section 9, the Pledgee shall be entitled to rely upon (i) the Administrative Agent under the Credit Agreement and (ii) the Representative for the Other Creditors or, in the absence of such a Representative, upon the Other Creditors for a determination (which the Administrative Agent, each Representative for any Other Creditors and the Secured Creditors agree (or shall agree) to provide upon request of the Pledgee) of the outstanding Primary Obligations and Secondary Obligations owed to the Lender Creditors or the Other Creditors, as the case may be.  Unless it has actual knowledge (including by way of written notice from a Lender Creditor or an Other Creditor) to the contrary, the Administrative Agent and each Representative, in furnishing information pursuant to the preceding sentence, and the Pledgee, in acting hereunder, shall be entitled to assume that no Secondary Obligations are outstanding. Unless it has actual knowledge (including by way of written notice from an Other Creditor) to the contrary, the Pledgee, in acting hereunder, shall be entitled to assume that no Interest Rate Protection Agreements are in existence.

(f)            It is understood and agreed that each Pledgor shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral pledged by it hereunder and the aggregate amount of the Obligations of such Pledgor.

10.  PURCHASERS OF COLLATERAL.  Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.

11.  INDEMNITY.  Each Pledgor jointly and severally agrees (i) to indemnify and hold harmless the Pledgee and each other Secured Creditor and their respective successors, assigns, employees, agents and affiliates (individually an “Indemnitee,” and collectively the “Indemnitees”) from and against any and all claims, demands, losses, judgments and liabilities (including liabilities for penalties) of whatsoever kind or nature, and (ii) to reimburse each Indemnitee for all reasonable costs and expenses, including reasonable attorneys’ fees, in each case growing out of or resulting from this Agreement or the exercise by any Indemnitee of any right or remedy granted to it hereunder or under any other Secured Debt Agreement (but excluding any claims, demands, losses, judgments and liabilities or expenses to the extent incurred by reason of gross negligence or willful misconduct of such Indemnitee (as determined by a court of competent jurisdiction in a final and non-appealable decision)).  In no event shall the Pledgee be liable, in the absence of gross negligence or willful misconduct on its part, for any matter or thing in connection with this Agreement other than to account for monies actually received by it in accordance with the terms hereof.  If and to the extent that the obligations of any Pledgor under this Section 11 are unenforceable  for any reason, such Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

12.  PLEDGEE NOT A PARTNER OR LIMITED LIABILITY COMPANY MEMBER.  (a)   Nothing herein shall be construed to make the Pledgee or any other Secured Creditor liable as a member of any limited liability company or as a partner of any partnership and neither the Pledgee nor any other Secured Creditor by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a member of any limited liability company or partnership.  The parties hereto expressly agree that, unless the Pledgee shall become the absolute owner of Collateral consisting of a Limited Liability Company Interest or Partnership Interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Pledgee, any other Secured Creditor, any Pledgor and/or any other Person.

(b)           Except as provided in the last sentence of paragraph (a) of this Section 12, the Pledgee, by accepting this Agreement, did not intend to become a member of any limited liability company or a partner of any partnership or otherwise be deemed to be a co-venturer with respect to any Pledgor, any limited liability company, partnership and/or any other Person either before or after an Event of Default shall have occurred.  The Pledgee shall have only those powers set forth herein and the Secured Creditors shall assume none of the duties, obligations or liabilities of a member of any limited liability company or as a partner of any partnership or any Pledgor except as provided in the last sentence of paragraph (a) of this Section 12.

(c)           The Pledgee and the other Secured Creditors shall not be obligated to perform or discharge any obligation of any Pledgor as a result of the pledge hereby effected.

(d)           The acceptance by the Pledgee of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Pledgee or any other Secured Creditor to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.

13.  FURTHER ASSURANCES; POWER-OF-ATTORNEY.  (a)  Each Pledgor agrees that it will join with the Pledgee in executing and, at such Pledgor’s own expense, file and refile under the Uniform Commercial Code or other applicable law such financing statements, continuation statements and other documents in such offices as the Pledgee may deem reasonably necessary and wherever required by law in order to perfect and preserve the Pledgee’s security interest in the Collateral and hereby authorizes the Pledgee to file financing statements (including, without limitation, ‘all assets’ financing statements) and amendments thereto relative to all or any part of the Collateral without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or deem necessary to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder.

(b)           Each Pledgor hereby appoints the Pledgee such Pledgor’s attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, to act from time to time solely after the occurrence and during the continuance of an Event of Default in the Pledgee’s reasonable discretion to take any action and to execute any instrument which the Pledgee may deem reasonably necessary or advisable to accomplish the purposes of this Agreement.

14.  THE PLEDGEE AS AGENT.  The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed by each Secured Creditor that by accepting the benefits of this Agreement each such Secured Creditor acknowledges and agrees that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and in Section 12 of the Credit Agreement.  The Pledgee shall act hereunder on the terms and conditions set forth herein and in Section 13 of the Credit Agreement.

15.  TRANSFER BY THE PLEDGORS.  No Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein (except as may be permitted in accordance with the terms of the Secured Debt Agreements).

16.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGORS.  Each Pledgor represents, warrants and covenants that:

(i)        it is the legal, beneficial and record owner of, and has good and marketable title to, all Collateral pledged by such Pledgor hereunder and that it has sufficient interest in all Collateral pledged by such Pledgor hereunder in which a security interest is purported to be created hereunder for such security interest to attach (subject, in each case, to no pledge, lien, mortgage, hypothecation, security interest, charge, option, Adverse Claim or other encumbrance whatsoever, except the liens and security interests created by this Agreement and Permitted Liens);

(ii)       it has the corporate, limited partnership or limited liability company power and authority, as the case may be, to pledge all the Collateral pledged by it pursuant to this Agreement;

(iii)      this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable against such Pledgor in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law);

(iv)      except to the extent already obtained or made, or, in the case of any filings or recordings of the Security Documents (other than the Vessel Mortgages) executed on or before the Initial Borrowing Date, to be made within 10 days of the Initial Borrowing Date, no consent of any other party (including, without limitation, any stockholder, partner, member or creditor of such Pledgor or any of its Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required to be obtained by such Pledgor in connection with (a) the execution, delivery or performance by such Pledgor of this Agreement, (b) the legality, validity, binding effect or enforceability of this Agreement, (c) the perfection or enforceability of the Pledgee’s security interest in the Collateral pledged by such Pledgor hereunder or (d) except for compliance with or as may be required by applicable securities laws, the exercise by the Pledgee of any of its rights or remedies provided herein;

(v)       the execution, delivery and performance of this Agreement will not violate any provision of any applicable law or regulation or of any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, U.S. or non-U.S., applicable to such Pledgor, or of the certificate or articles of incorporation, certificate of formation, operating agreement, limited liability company agreement, partnership agreement or by-laws of such Pledgor, as applicable, or of any securities issued by such Pledgor or any of its Subsidiaries, or of any mortgage, deed of trust, indenture, lease, loan agreement, credit agreement or other material contract, agreement or instrument or undertaking to which such Pledgor or any of its Subsidiaries is a party or which purports to be binding upon such Pledgor or any of its Subsidiaries or upon any of their respective assets and will not result in the creation or imposition of (or the obligation to create or impose) any lien or encumbrance on any of the assets of such Pledgor or any of its Subsidiaries which are Credit Parties, except as contemplated by this Agreement or the Credit Agreement;

(vi)      all of the Collateral has been duly and validly issued and acquired, is fully paid and non-assessable and is subject to no options to purchase or similar rights;

(vii)     the pledge and collateral assignment to, and possession by, the Pledgee of the Collateral pledged by such Pledgor hereunder consisting of Certificated Securities pursuant to this Agreement creates a valid and perfected first priority security interest in such Certificated Securities, and the proceeds thereof, subject to no prior Lien or to any agreement purporting to grant to any third party a Lien on the property or assets of such Pledgor which would include the Certificated Securities, except for Permitted Liens, and the Pledgee is entitled to all the rights, priorities and benefits afforded by the UCC or other relevant law as enacted in any relevant jurisdiction to perfect security interests in respect of such Collateral; and;

(viii)    “control” (as defined in Section 8-106 of the UCC) has been obtained by the Pledgee over all Collateral pledged by such Pledgor hereunder consisting of Stock with respect to which such “control” may be obtained pursuant to Section 8-106 of the UCC, and “control” (as defined in Section 9-104 of the UCC) has been obtained by the Pledgee over all Concentration Accounts with respect to which such “control” may be obtained pursuant to Section 9-104 of the UCC.

(b)           Each Pledgor covenants and agrees that it will defend the Pledgee’s right, title and security interest in and to the Collateral and the proceeds thereof against the claims and demands of all persons whomsoever; and each Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee as Collateral hereunder and will likewise defend the right thereto and security interest therein of the Pledgee and the Secured Creditors.

17.           JURISDICTION OF ORGANIZATION; CHIEF EXECUTIVE OFFICE; RECORDS.  The jurisdiction of organization of each Pledgor is specified in Annex A hereto.  The chief executive office of each Pledgor is located at the address specified in Annex F hereto.  Each Pledgor will not change the jurisdiction of its organization or move its chief executive office except to such new jurisdiction or location as such Pledgor may establish in accordance with the last sentence of this Section 17.  The originals of all documents in the possession of such Pledgor evidencing all Collateral, including but not limited to all Limited Liability Company Interests and Partnership Interests, and the only original books of account and records of such Pledgor relating thereto are, and will continue to be, kept at such chief executive office as specified in Annex F hereto, or at such new locations as such Pledgor may establish in accordance with the last sentence of this Section 17.  All Limited Liability Company Interests and Partnership Interests are, and will continue to be, maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from, such chief executive office as specified in Annex F hereto, or such new locations as such Pledgor may establish in accordance with the last sentence of this Section 17.  No Pledgor shall establish a new jurisdiction of organization or a new location for such chief executive offices until (i) it shall have given to the Pledgee not less than 15 days’ prior written notice of its intention so to do, providing clear details of such new jurisdiction of organization or new location, as the case may be, and providing such other information in connection therewith as the Pledgee may reasonably request, and (ii) with respect to such new jurisdiction of organization or new location, as the case may be, it shall have taken all action, satisfactory to the Pledgee (and, to the extent applicable, in accordance with Section 3.2 hereof), to maintain the security interest of the Pledgee in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.  Promptly after establishing a new jurisdiction of organization or new location for such chief executive offices in accordance with the immediately preceding sentence, the respective Pledgor shall deliver to the Pledgee a supplement to Annex A hereto or Annex F hereto, as the case may be, so as to cause such Annex A or F, as the case may be, to be complete and accurate.

18.           PLEDGORS’ OBLIGATIONS ABSOLUTE, ETC.  The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, including, without limitation:  (i) any renewal, extension, amendment or modification of or addition or supplement to or deletion from any Secured Debt Agreement or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; (ii) any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument including, without limitation, this Agreement; (iii) any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee; (iv) any limitation on any party’s liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or (v) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Pledgor or any Subsidiary of any Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing (it being understood and agreed that the enforcement hereof may be limited by applicable bankruptcy, insolvency, restructuring, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles).

19.  REGISTRATION, ETC.  If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Collateral consisting of Stock, Limited Liability Company Interests or Partnership Interests pursuant to Section 7 hereof, and the Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Collateral, as the case may be, or part thereof by private sale in such manner and under such circumstances as the Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration.  Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under such Securities Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale, and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Collateral or part thereof.  In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Collateral at a price which the Pledgee, in its sole and absolute discretion, in good faith deems reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after registration as aforesaid.

20.  TERMINATION; RELEASE.  (a)  After the Termination Date, this Agreement and the security interest created hereby shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 11 hereof shall survive any such termination), and the Pledgee, at the request and expense of any Pledgor, will as promptly as practicable execute and deliver to such Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as has not theretofore been sold or otherwise applied or released pursuant to this Agreement or any other Credit Document, together with any monies at the time held by the Pledgee or any of its sub-agents hereunder.  As used in this Agreement, “Termination Date” shall mean the date upon which the Total Term Loan Commitment and the Total Revolving Loan Commitment under the Credit Agreement has been terminated and all Interest Rate Protection Agreements and Other Hedging Agreements applicable to Loans (and/or the Commitments) entered into with any Other Creditors have been terminated, no Note under the Credit Agreement is outstanding and all Loans thereunder have been repaid in full and all Obligations then due and payable have been paid in full.

(b)           In the event that any part of the Collateral is sold in connection with a sale permitted by the Secured Debt Agreements (other than a sale to any Pledgor or any Subsidiary thereof) or is otherwise released with the consent of the Required Secured Creditors and the proceeds of such sale or sales or from such release are applied in accordance with the provisions of the Credit Agreement, to the extent required to be so applied, the Pledgee, at the request and expense of the respective Pledgor, will duly assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral (and releases therefor) as is then being (or has been) so sold or released and has not theretofore been released pursuant to this Agreement.

(c)           At any time that a Pledgor desires to close a Concentration Account, it shall, with the consent of the Pledgee, redirect the contents of such Concentration Account to such other Concentration Account as the Pledgee shall specify to such Pledgor, and all future deposits shall be required to be made in such specified Concentration Account (the “Primary Concentration Account”).

(d)           At any time that a Pledgor desires that the Pledgee assign, transfer and deliver Collateral (and releases therefor) as provided in Section 20(a) or (b) hereof, it shall deliver to the

Pledgee a certificate signed by a principal executive officer of such Pledgor stating that the release of the respective Collateral is permitted pursuant to such Section 20(a) or (b).

(e)  The Pledgee shall have no liability whatsoever to any other Secured Creditor as a result of any release of Collateral by it in accordance with this Section 20.

21.  NOTICES, ETC.  Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including telexed, telegraphic or telecopier communication) and mailed, telexed, telecopied or delivered:  if to any Pledgor, at c/o General Maritime Corporation, 35 West 56th Street, as agent, New York, New York, 10019, with copies to Kramer Levin Naftalis & Frankel LLP, 919 Third Avenue, New York, New York  100022, Attention:  Thomas E. Molner, Esq., Telephone No.:  (212) 715-9100, Telecopier No.:  (212) 715-8000; if to any Lender Creditor, at its address specified opposite its name on Schedule II to the Credit Agreement; and if to the Pledgee, at its Notice Office; and, as to each Other Creditor, at such other address as shall be designated by such Secured Creditor in a written notice to the Borrower and the Administrative Agent.  All such notices and communications shall, (i) when mailed, be effective three Business Days after being deposited in the mails, prepaid and properly addressed for delivery, (ii) when sent by overnight courier, be effective one Business Day after delivery to the overnight courier prepaid and properly addressed for delivery on such next Business Day, or (iii) when sent by telex or telecopier, be effective when sent by telex or telecopier, except that notices and communications to the Pledgee or any Pledgor shall not be effective until received by the Pledgee or such Pledgor, as the case may be.

22.  WAIVER; AMENDMENT.  None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever except in writing duly signed by each Pledgor directly affected thereby and the Pledgee (with the written consent of the Required Secured Creditors); provided, that any change, waiver, modification or variance affecting the rights and benefits of a single Class (as defined below) of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall also require the written consent of the Requisite Creditors (as defined below) of such affected Class.  For the purpose of this Agreement, the term “Class” shall mean each class of Secured Creditors, i.e., whether (i) the Lender Creditors as holders of the Credit Document Obligations or (ii) the Other Creditors as the holders of the Other Obligations. For the purpose of this Agreement, the term “Requisite Creditors” of any Class shall mean each of (i) with respect to the Credit Document Obligations, the Required Lenders and (ii) with respect to the Other Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Interest Rate Protection Agreements and Other Hedging Agreements with respect to outstanding Loans (and/or the Commitments) from time to time.

23.  MISCELLANEOUS.  This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and assigns, provided that no Pledgor may assign any of its rights or obligations under this Agreement except in accordance with the terms of the Secured Debt Agreements.  THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS CONFLICT OF LAWS RULES (OTHER THAN TITLE 14 OF ARTICLE 5 OF THE NEW YORK GENERAL OBLIGATIONS LAW).  EACH PARTY TO THIS AGREEMENT

IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.  The headings in this Agreement are for purposes of reference only and shall not limit or define the meaning hereof.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.  In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.

24.           RECOURSE.  This Agreement is made with full recourse to the Pledgors and pursuant to and upon all the representations, warranties, covenants and agreements on the part of the Pledgors contained herein and in the other Secured Debt Agreements and otherwise in writing in connection herewith or therewith.

25.           ADDITIONAL PLEDGORS. It is understood and agreed that any Subsidiary of the Borrower that is required to become a party to this Agreement after the date hereof pursuant to the requirements of the Credit Agreement shall automatically become a Pledgor hereunder by (x) executing a counterpart hereof and/or a Subsidiary assumption agreement, in each case in form and substance satisfactory to the Pledgee, (y) delivering supplements to Annexes A through F hereto as are necessary to cause such Annexes to be complete and accurate with respect to such additional Pledgor on such date and (z) taking all actions as specified in Section 3 of this Agreement as would have been taken by such Pledgor had it been an original party to this Agreement, in each case with all documents required above to be delivered to the Pledgee and with all actions required to be taken above to be taken to the reasonable satisfaction of the Pledgee.

26.           RELEASE OF GUARANTORS.  In the event any Pledgor which is a Subsidiary of the Borrower is released from its obligations pursuant to the Subsidiaries Guaranty, such Pledgor (so long as not the Borrower) shall be released from this Agreement and this Agreement shall, as to such Pledgor only, have no further force or effect.

* * *

IN WITNESS WHEREOF, each Pledgor and the Pledgee have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

GENERAL MARITIME CORPORATION, as a Pledgor

By:	/s/ John C. Georgiopoulos
Title: Vice President

GMR TRADER (LIBERIA) LLC,
GMR ADMINISTRATION CORP., as Pledgors

By:	/s/ John C. Georgiopoulos
Title: Vice President

GMR AGAMEMNON LLC,
GMR AJAX LLC,
GMR ALEXANDRA LLC,
GMR ALTA LLC,
GMR ARGUS LLC,
GMR ARISTON LLC,
GMR BOSS LLC,
GMR CENTAUR LLC,
GMR CHALLENGER LLC,
GMR CHAMP LLC,
GMR COMMANDER LLC,
GMR CONQUEROR LLC,
GMR CONSTANTINE LLC,
GMR DEFIANCE LLC,
GMR ENDURANCE LLC,
GMR GABRIEL LLC,
GMR GEORGE LLC ,
GMR GULF LLC,
GMR HARRIET LLC,
GMR HECTOR LLC, as Pledgors

By:	/s/ John C. Georgiopoulos
Title: Vice President

GMR HONOUR LLC,
GMR HOPE LLC,
GMR HORN LLC,
GMR KESTREL LLC,
GMR LEONIDAS LLC,
GMR MACEDON LLC,
GMR MINOTAUR LLC,
GMR NESTOR LLC,
GMR ORION LLC,
GMR PERICLES LLC,
GMR PHOENIX LLC,
GMR PRINCESS LLC,
GMR PROGRESS LLC,
GMR PROMETHEUS LLC,
GMR REVENGE LLC,
GMR SKY LLC,
GMR SPARTIATE LLC,
GMR SPIRIT LLC,
GMR SPYRIDON LLC,
GMR STAR LLC,
GMR STRENGTH LLC,
GMR SUN LLC,
GMR TRADER LTD,
GMR TRANSPORTER LLC,
GMR TRAVELLER LLC,
GMR TRUST LLC,
GMR ZOE LLC, as Pledgors

By:	/s/ John C. Georgiopoulos
Title: Vice President

Accepted and Agreed to:

NORDEA BANK FINLAND PLC,
NEW YORK BRANCH, as Pledgee

By:	/s/ Hans Chr. Kjelsrud
Title: Senior Vice President

By:	/s/ Alison B. Barber
Title: Vice President

NORDEA BANK FINLAND PLC,
NEW YORK BRANCH, as Deposit Account Bank

By:	/s/ Hans Chr. Kjelsrud
Title: Senior Vice President

By:	/s/ Alison B. Barber
Title: Vice President

ANNEX A

to

PLEDGE AND SECURITY AGREEMENT

EXACT LEGAL NAME OF EACH PLEDGOR AND JURISDICTION OF
ORGANIZATION

Name of Pledgor	Jurisdiction of Organization	Organizational ID Number

General Maritime Corporation	Republic of the Marshall Islands	N/A
Genmar Trader Ltd.	Republic of Malta	N/A
GMR Administration Corp.	Republic of the Marshall Islands	N/A
GMR Agamemnon LLC	Republic of Liberia	N/A
GMR Ajax LLC	Republic of Liberia	N/A
GMR Alexandra LLC	Republic of the Marshall Islands	N/A
GMR Alta LLC	Republic of Liberia	N/A
GMR Argus LLC	Republic of the Marshall Islands	N/A
GMR Ariston LLC	Republic of the Marshall Islands	N/A
GMR Boss LLC	Republic of the Marshall Islands	N/A
GMR Centaur LLC	Republic of the Marshall Islands	N/A
GMR Challenger LLC	Republic of Liberia	N/A
GMR Champ LLC	Republic of Liberia	N/A
GMR Commander LLC (ex Nord Ltd.)	Republic of Liberia	N/A
GMR Conqueror LLC	Republic of Liberia	N/A
GMR Constantine LLC	Republic of Liberia	N/A
GMR Defiance LLC	Republic of Liberia	N/A
GMR Endurance LLC	Republic of Liberia	N/A
GMR Gabriel LLC	Republic of the Marshall Islands	N/A
GMR George LLC (ex Pacific Tankship Ltd.)	Republic of Liberia	N/A
GMR Gulf LLC	Republic of the Marshall Islands	N/A
GMR Harriet LLC	Republic of Liberia	N/A
GMR Hector LLC	Republic of the Marshall Islands	N/A
GMR Honour LLC	Republic of Liberia	N/A
GMR Hope LLC	Republic of the Marshall Islands	N/A
GMR Horn LLC	Republic of the Marshall Islands	N/A
GMR Kestrel LLC	Republic of the Marshall Islands	N/A
GMR Leonidas LLC	Republic of the Marshall Islands	N/A
GMR Macedon LLC	Republic of the Marshall Islands	N/A
GMR Minotaur LLC	Republic of Liberia	N/A
GMR Nestor LLC	Republic of the Marshall Islands	N/A
GMR Orion LLC	Republic of the Marshall Islands	N/A
GMR Pericles LLC	Republic of the Marshall Islands	N/A
GMR Phoenix LLC	Republic of the Marshall Islands	N/A
GMR Princess LLC	Republic of Liberia	N/A
GMR Progress LLC	Republic of Liberia	N/A

Name of Pledgor	Jurisdiction of Organization	Organizational ID Number

GMR Prometheus LLC	Republic of the Marshall Islands	N/A
GMR Revenge LLC	Republic of Liberia	N/A
GMR Sky LLC	Republic of the Marshall Islands	N/A
GMR Spartiate LLC	Republic of the Marshall Islands	N/A
GMR Spirit LLC	Republic of Liberia	N/A
GMR Spyridon LLC	Republic of the Marshall Islands	N/A
GMR Star LLC	Republic of Liberia	N/A
GMR Strength LLC	Republic of Liberia	N/A
GMR Sun LLC (ex Stavenger Sun Ltd.)	Republic of the Marshall Islands	N/A
GMR Trader (Liberia) LLC	Republic of Liberia	N/A
GMR Transporter LLC	Republic of the Marshall Islands	N/A
GMR Traveller LLC	Republic of the Marshall Islands	N/A
GMR Trust LLC	Republic of Liberia	N/A
GMR Zoe LLC	Republic of the Marshall Islands	N/A

2

ANNEX B

to

PLEDGE AND SECURITY AGREEMENT

LIST OF SUBSIDIARIES

Pledgor	Direct Subsidiaries

I.General Maritime Corporation	General Maritime Management LLC
General Maritime Management (Hellas) Ltd.
General Maritime Management (Portugal) Ltd.
Genmar Trader Ltd.
GMR Administration Corp.
GMR Agamemnon LLC
GMR Ajax LLC
GMR Alexandra LLC
GMR Alta LLC
GMR Argus LLC
GMR Ariston LLC
GMR Boss LLC
GMR Centaur LLC
GMR Challenger LLC
GMR Champ LLC
GMR Commander LLC (ex Nord Ltd.)
GMR Conqueror LLC
GMR Constantine LLC
GMR Defiance LLC
GMR Endurance LLC
GMR Gabriel LLC
GMR George LLC (ex Pacific Tankship Ltd.)
GMR Gulf LLC
GMR Harriet LLC
GMR Hector LLC
GMR Honour LLC
GMR Hope LLC
GMR Horn LLC
GMR Kestrel LLC
GMR Leonidas LLC
GMR Macedon LLC
GMR Minotaur LLC
GMR Nestor LLC
GMR Orion LLC
GMR Pericles LLC
GMR Phoenix LLC
GMR Princess LLC
GMR Progress LLC
GMR Prometheus LLC
GMR Revenge LLC

Pledgor	Direct Subsidiaries

GMR Sky LLC
GMR Spartiate LLC
GMR Spirit LLC
GMR Spyridon LLC
GMR Star LLC
GMR Strength LLC
GMR Sun LLC (ex Stavenger Sun Ltd.)
GMR Trader (Liberia) LLC
GMR Transporter LLC
GMR Traveller LLC
GMR Trust LLC
GMR Zoe LLC
II. All Other Pledgors

2

ANNEX C

to

PLEDGE AND SECURITY AGREEMENT

LIST OF STOCK

1. General Maritime Corporation

Name of Subsidiary	Percent(%) Ownership

GMR Administration Corp.	100%
Genmar Trader Ltd.	99.8%

2 . GMR Trader (Liberia) LLC

Name of Subsidiary	Percent(%) Ownership

Genmar Trader Ltd.	0.2%

ANNEX D

to

PLEDGE AND SECURITY AGREEMENT

LIST OF LIMITED LIABILITY COMPANY INTERESTS

I.              General Maritime Corporation

Name of Limited Liability Company	Type of Interest	Percentage Owned	Sub-clause of Section 2(a) of First Priority Pledge and Security Agreement

General Maritime Management LLC	Limited liability company interest	100%	(i)
GMR Agamemnon LLC	Limited liability company interest	100%	(i)
GMR Ajax LLC	Limited liability company interest	100%	(i)
GMR Alexandra LLC	Limited liability company interest	100%	(i)
GMR Alta LLC	Limited liability company interest	100%	(i)
GMR Argus LLC	Limited liability company interest	100%	(i)
GMR Ariston LLC	Limited liability company interest	100%	(i)
GMR Boss LLC	Limited liability company interest	100%	(i)
GMR Centaur LLC	Limited liability company interest	100%	(i)
GMR Challenger LLC	Limited liability company interest	100%	(i)
GMR Champ LLC	Limited liability company interest	100%	(i)
GMR Commander LLC (ex Nord Ltd.)	Limited liability company interest	100%	(i)
GMR Conqueror LLC	Limited liability company interest	100%	(i)
GMR Constantine LLC	Limited liability company interest	100%	(i)
GMR Defiance LLC	Limited liability company interest	100%	(i)
GMR Endurance LLC	Limited liability company interest	100%	(i)
GMR Gabriel LLC	Limited liability company interest	100%	(i)

Name of Limited Liability Company	Type of Interest	Percentage Owned	Sub-clause of Section 2(a) of First Priority Pledge and Security Agreement

GMR George LLC (ex Pacific Tankship Ltd.)	Limited liability company interest	100%	(i)
GMR Gulf LLC	Limited liability company interest	100%	(i)
GMR Harriet LLC	Limited liability company interest	100%	(i)
GMR Hector LLC	Limited liability company interest	100%	(i)
GMR Honour LLC	Limited liability company interest	100%	(i)
GMR Hope LLC	Limited liability company interest	100%	(i)
GMR Horn LLC	Limited liability company interest	100%	(i)
GMR Kestrel LLC	Limited liability company interest	100%	(i)
GMR Leonidas LLC	Limited liability company interest	100%	(i)
GMR Macedon LLC	Limited liability company interest	100%	(i)
GMR Minotaur LLC	Limited liability company interest	100%	(i)
GMR Nestor LLC	Limited liability company interest	100%	(i)
GMR Orion LLC	Limited liability company interest	100%	(i)
GMR Pericles LLC	Limited liability company interest	100%	(i)
GMR Phoenix LLC	Limited liability company interest	100%	(i)
GMR Princess LLC	Limited liability company interest	100%	(i)
GMR Progress LLC	Limited liability company interest	100%	(i)
GMR Prometheus LLC	Limited liability company interest	100%	(i)
GMR Revenge LLC	Limited liability company interest	100%	(i)
GMR Sky LLC	Limited liability company interest	100%	(i)
GMR Spartiate LLC	Limited liability company interest	100%	(i)

2

Name of Limited Liability Company	Type of Interest	Percentage Owned	Sub-clause of Section 2(a) of First Priority Pledge and Security Agreement

GMR Spirit LLC	Limited liability company interest	100%	(i)
GMR Spyridon LLC	Limited liability company interest	100%	(i)
GMR Star LLC	Limited liability company interest	100%	(i)
GMR Strength LLC	Limited liability company interest	100%	(i)
GMR Sun LLC (ex Stavenger Sun Ltd.)	Limited liability company interest	100%	(i)
GMR Trader (Liberia) LLC	Limited liability company interest	100%	(i)
GMR Transporter LLC	Limited liability company interest	100%	(i)
GMR Traveller LLC	Limited liability company interest	100%	(i)
GMR Trust LLC	Limited liability company interest	100%	(i)
GMR Zoe LLC	Limited liability company interest	100%	(i)

II.            All Other Pledgors

None

3

ANNEX E

to

PLEDGE AND SECURITY AGREEMENT

LIST OF PARTNERSHIP INTERESTS

None

ANNEX F

to

PLEDGE AND SECURITY AGREEMENT

[LIST OF CHIEF EXECUTIVE OFFICES

Name of Pledgor	Address

General Maritime Corporation	35 West 56th Street, New York, NY 10019
General Maritime Management LLC	35 West 56th Street, New York, NY 10019
General Maritime Management (Hellas) Ltd.	35 West 56th Street, New York, NY 10019
General Maritime Management (Portugal) Ltd.	35 West 56th Street, New York, NY 10019
Genmar Trader Ltd.	35 West 56th Street, New York, NY 10019
GMR Administration Corp.	35 West 56th Street, New York, NY 10019
GMR Agamemnon LLC	35 West 56th Street, New York, NY 10019
GMR Ajax LLC	35 West 56th Street, New York, NY 10019
GMR Alexandra LLC	35 West 56th Street, New York, NY 10019
GMR Alta LLC	35 West 56th Street, New York, NY 10019
GMR Argus LLC	35 West 56th Street New York, NY 10019
GMR Ariston LLC	35 West 56th Street New York, NY 10019
GMR Boss LLC	35 West 56th Street New York, NY 10019
GMR Centaur LLC	35 West 56th Street New York, NY 10019
GMR Challenger LLC	35 West 56th Street, New York, NY 10019
GMR Champ LLC	35 West 56th Street, New York, NY 10019
GMR Commander LLC (ex Nord Ltd.)	35 West 56th Street, New York, NY 10019
GMR Conqueror LLC	35 West 56th Street, New York, NY 10019
GMR Constantine LLC	35 West 56th Street, New York, NY 10019
GMR Defiance LLC	35 West 56th Street, New York, NY 10019

Name of Pledgor	Address

GMR Endurance LLC	35 West 56th Street, New York, NY 10019
GMR Gabriel LLC	35 West 56th Street, New York, NY 10019
GMR George LLC (ex Pacific Tankship Ltd.)	35 West 56th Street, New York, NY 10019
GMR Gulf LLC	35 West 56th Street New York, NY 10019
GMR Harriet LLC	35 West 56th Street, New York, NY 10019
GMR Hector LLC	35 West 56th Street, New York, NY 10019
GMR Honour LLC	35 West 56th Street, New York, NY 10019
GMR Hope LLC	35 West 56th Street New York, NY 10019
GMR Horn LLC	35 West 56th Street New York, NY 10019
GMR Kestrel LLC	35 West 56th Street New York, NY 10019
GMR Leonidas LLC	35 West 56th Street, New York, NY 10019
GMR Macedon LLC	35 West 56th Street, New York, NY 10019
GMR Minotaur LLC	35 West 56th Street, New York, NY 10019
GMR Nestor LLC	35 West 56th Street, New York, NY 10019
GMR Orion LLC	35 West 56th Street New York, NY 10019
GMR Pericles LLC	35 West 56th Street, New York, NY 10019
GMR Phoenix LLC	35 West 56th Street New York, NY 10019
GMR Princess LLC	35 West 56th Street New York, NY 10019
GMR Progress LLC	35 West 56th Street New York, NY 10019
GMR Prometheus LLC	35 West 56th Street New York, NY 10019
GMR Revenge LLC	35 West 56th Street, New York, NY 10019
GMR Sky LLC	35 West 56th Street New York, NY 10019

2

Name of Pledgor	Address

GMR Spartiate LLC	35 West 56th Street, New York, NY 10019
GMR Spirit LLC	35 West 56th Street, New York, NY 10019
GMR Spyridon LLC	35 West 56th Street New York, NY 10019
GMR Star LLC	35 West 56th Street, New York, NY 10019
GMR Strength LLC	35 West 56th Street, New York, NY 10019
GMR Sun LLC (ex Stavenger Sun Ltd.)	35 West 56th Street, New York, NY 10019
GMR Trader (Liberia) LLC	35 West 56th Street, New York, NY 10019
GMR Transporter LLC	35 West 56th Street New York, NY 10019
GMR Traveller LLC	35 West 56th Street, New York, NY 10019
GMR Trust LLC	35 West 56th Street, New York, NY 10019
GMR Zoe LLC	35 West 56th Street, New York, NY 10019

3

ANNEX G

to

PLEDGE AND SECURITY AGREEMENT

Form of Agreement Regarding Uncertificated Securities, Limited Liability

Company Interests and Partnership Interests

AGREEMENT (as amended, modified or supplemented from time to time, this “Agreement”), dated as of                   ,           , among the undersigned pledgor (the “Pledgor”), Nordea Bank Finland, Plc, New York Branch, not in its individual capacity but solely as collateral agent (the “Pledgee”), and                     , as the issuer of the Uncertificated Securities, Limited Liability Company Interests and/or Partnership Interests (each as defined below) (the “Issuer”).

W I T N E S S E T H :

WHEREAS, the Pledgor, certain of its affiliates and the Pledgee have entered into a First Priority Pledge and Security Agreement, dated as of July 1, 2004 (as amended, amended and restated, modified or supplemented from time to time, the “Pledge Agreement”), under which, among other things, in order to secure the payment of the Obligations (as defined in the Pledge Agreement), the Pledgor will pledge to the Pledgee for the benefit of the Secured Creditors (as defined in the Pledge Agreement), and grant a first priority security interest in favor of the Pledgee for the benefit of the Secured Creditors in, all of the right, title and interest of the Pledgor in and to any and all (1) “uncertificated securities” (as defined in Section 8-102(a)(18) of the Uniform Commercial Code, as adopted in the State of New York) (“Uncertificated Securities”), (2)  Partnership Interests (as defined in the Pledge Agreement) and (3) Limited Liability Company Interests (as defined in the Pledge Agreement), in each case issued from time to time by the Issuer, whether now existing or hereafter from time to time acquired by the Pledgor (with all of such Uncertificated Securities, Partnership Interests and Limited Liability Company Interests being herein collectively called the “Issuer Pledged Interests”); and

WHEREAS, the Pledgor desires the Issuer to enter into this Agreement in order to protect the security interest of the Pledgee under the Pledge Agreement in the Issuer Pledged Interests, to vest in the Pledgee control of the Issuer Pledge Interests and to provide for the rights of the parties under this Agreement;

NOW THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.  The Pledgor hereby irrevocably authorizes and directs the Issuer, and the Issuer hereby agrees, to comply with any and all instructions and orders originated by the Pledgee (and its successors and assigns) regarding any and all of the Issuer Pledged Interests without the further consent by the registered owner (including the Pledgor), and, after receiving a notice from the Pledgee stating that an “Event of Default” has occurred and is continuing, not to comply with any instructions or orders regarding any or all of the Issuer Pledged Interests originated by any person or entity other than the Pledgee (and its successors and assigns) or a court of competent jurisdiction.

2.  The Issuer hereby certifies that (i) no notice of any security interest, lien or other encumbrance or claim affecting the Issuer Pledged Interests (other than the security interest of the Pledgee) has been received by it, and (ii) the security interest of the Pledgee in the Issuer Pledged Interests has been registered in the books and records of the Issuer.

3.  The Issuer hereby represents and warrants that (i) the pledge by the Pledgor of, and the granting by the Pledgor of a security interest in, the Issuer Pledged Interests to the Pledgee, for the benefit of the Secured Creditors, does not violate the charter, by-laws, partnership agreement, membership agreement or any other agreement governing the Issuer or the Issuer Pledged Interests, and (ii) the Issuer Pledged Interests are fully paid and nonassessable.

4.  All notices, statements of accounts, reports, prospectuses, financial statements and other communications to be sent to the Pledgor by the Issuer in respect of the Issuer will also be sent to the Pledgee at the following address:

Nordea Bank Finland, Plc,

New York Branch

437 Madison Avenue

21st Floor

New York, New York 10022

Attn:  [         ]

Telephone:  [            ]

Facsimile:   [             ]

5.  Until the Pledgee shall have delivered written notice to the Issuer that all of the Obligations have been paid in full and this Agreement is terminated, the Issuer will, upon receiving notice from the Pledgee stating that an “Event of Default” has occurred and is continuing, send any and all redemptions, distributions, interest or other payments in respect of the Issuer Pledged Interests from the Issuer for the account of the Pledgor only by wire transfers to such account as the Pledgee shall instruct.

6.  Except as expressly provided otherwise in Sections 4 and 5, all notices, shall be sent or delivered by mail, telegraph, telex, telecopy, cable or overnight courier service and all such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or courier, as the case may be, or sent by telex or telecopier, except that notices and communications to the Pledgee, the Pledgor or the Issuer shall not be effective until received by the Pledgee, the Pledgor or the Issuer, as the case may be.  All notices and other communications shall be in writing and addressed as follows:

(a)           if to any Pledgor, at:

c/o General Maritime Corporation, as agent

35 West 56th Street

New York, NY 10019

2

Attention:  Chief Executive Officer

Telephone No.:  (212) 763-5600

Telecopier No.:  (212) 763-5603

with copies to:

Kramer Levin Naftalis & Frankel LLP

919 Third Avenue

New York, NY 10022

Attention:  Thomas E. Molner, Esq.

Telephone No.:  (212) 715-9100

Telecopier No.:  (212) 715-8000

(b)           if to the Pledgee, at:

Nordea Bank Finland, Plc,

New York Branch

437 Madison Avenue

21st Floor

New York, New York 10022

Attn:  [        ]

Telephone:  [            ]

Facsimile:   [            ]

 (c)          if to the Issuer, at:

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

7.  This Agreement shall be binding upon the successors and assigns of the Pledgor and the Issuer and shall inure to the benefit of and be enforceable by the Pledgee and its successors and assigns.  This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.  In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.  None of the terms and conditions of this Agreement may be changed, waived, modified or varied in the manner whatsoever except in writing signed by the Pledgee, the Issuer and the Pledgor.

8.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to its principles of conflict of laws (other than Title 14 of Articles 5 of the New York General Obligations Law.

*              *              *

3

IN WITNESS WHEREOF, the Pledgor, the Pledgee and the Issuer have caused this Agreement to be executed by their duly elected officers duly authorized as of the date first above written.

[ ],
as Pledgor

By
Name:
Title:

NORDEA BANK FINLAND, PLC, NEW YORK
BRANCH,
not in its individual capacity but solely as
Pledgee

By
Name:
Title:

By
Name:
Title:

[ ],
the Issuer

By
Name:
Title:

4

ANNEX H

to

PLEDGE AND SECURITY AGREEMENT

Form of Control Agreement Regarding Deposit Accounts

CONTROL AGREEMENT REGARDING DEPOSIT ACCOUNTS (as amended, modified or supplemented from time to time, this “Agreement”), dated as of                       ,         , among the undersigned assignor (the “Assignor”) NORDEA BANK FINLAND, PLC, New York Branch, not in its individual capacity but solely as Collateral Agent (the “Collateral Agent” and the “Deposit Account Bank”), as the bank (as defined in Section 9-102 of the UCC as in effect on the date hereof in the State of                                        (the “UCC”)) with which one or more deposit accounts (as defined in Section 9-102 of the UCC) are maintained by the Assignor (with all such deposit accounts now or at any time in the future maintained by the Assignor with the Deposit Account Bank being herein called the “Deposit Accounts”).

W I T N E S S E T H :

WHEREAS, the Assignor, various other Assignors and the Collateral Agent have entered into a Pledge and Security Agreement, dated as of July 1, 2004 (as amended, amended and restated, modified or supplemented from time to time, the “Pledge and Security Agreement”), under which, among other things, in order to secure the payment of the Obligations (as defined in the Pledge and Security Agreement), the Assignor has granted a first priority security interest to the Collateral Agent for the benefit of the Secured Creditors (as defined in the Pledge and Security Agreement) in all of the right, title and interest of the Assignor in and into any and all deposit accounts (as defined in Section 9-102 of the UCC) and in all monies, securities, instruments and other investments deposited therein from time to time (collectively, herein called the “Collateral”); and

WHEREAS, the Assignor desires that the Deposit Account Bank enter into this Agreement in order to establish “control” (as defined in Section 9-104 of the UCC) in each Deposit Account at any time or from time to time maintained with the Deposit Account Bank, and to provide for the rights of the parties under this Agreement with respect to such Deposit Accounts;

NOW THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.             Assignor’s Dealings with Deposit Accounts; Notice of Exclusive Control. Until the Deposit Account Bank shall have received from the Collateral Agent a Notice of Exclusive Control (as defined below), the Assignor shall be entitled to present items drawn on and otherwise to withdraw or direct the disposition of funds from the Deposit Accounts and give instructions in respect of the Deposit Accounts; provided, however, that the Assignor may not, and the Deposit Account Bank agrees that it shall not permit the Assignor to, without the Collateral Agent’s prior written consent, close any Deposit Account.  If upon the occurrence and during the continuance of an Event of Default (as defined in the Pledge and Security Agreement) the Collateral Agent shall give to the Deposit Account Bank a notice of the Collateral Agent’s exclusive control of the Deposit Accounts, which notice states that it is a “Notice of Exclusive Control” (a “Notice of Exclusive Control”), only the Collateral Agent shall be entitled to withdraw funds from the Deposit Accounts, to give any instructions in respect of the Deposit Accounts and any funds held therein or credited thereto or otherwise to deal with the Deposit Accounts.

2.             Collateral Agent’s Right to Give Instructions as to Deposit Accounts.  (a)  Notwithstanding the foregoing or any separate agreement that the Assignor may have with the Deposit Account Bank, the Collateral Agent shall be entitled, following the occurrence and during the continuance of an Event of Default for purposes of this Agreement, at any time to give the Deposit Account Bank instructions as to the withdrawal or disposition of any funds from time to time credited to any Deposit Account, or as to any other matters relating to any Deposit Account or any other Collateral, without further consent from the Assignor.  The Assignor hereby irrevocably authorizes and instructs the Deposit Account Bank, and the Deposit Account Bank hereby agrees, to comply with any such instructions from the Collateral Agent without any further consent from the Assignor.  Such instructions may include the giving of stop payment orders for any items being presented to any Deposit Account for payment.  The Deposit Account Bank shall be fully entitled to rely on, and shall comply with,  such instructions from the Collateral Agent even if such instructions are contrary to any instructions or demands that the Assignor may give to the Deposit Account Bank.  In case of any conflict between instructions received by the Deposit Account Bank from the Collateral Agent and the Assignor, the instructions from the Collateral Agent shall prevail.

(b)           It is understood and agreed that the Deposit Account Bank’s duty to comply with instructions from the Collateral Agent regarding the Deposit Accounts is absolute, and the Deposit Account Bank shall be under no duty or obligation, nor shall it have the authority, to inquire or determine whether or not such instructions are in accordance with the First Priority Pledge and Security Agreement or any other Credit Document (as defined in the First Priority Pledge and Security Agreement), nor seek confirmation thereof from the Assignor or any other Person.

3.             Assignor’s Exculpation and Indemnification of Depository Bank.  The Assignor hereby irrevocably authorizes and instructs the Deposit Account Bank to follow instructions from the Collateral Agent regarding the Deposit Accounts even if the result of following such instructions from the Collateral Agent is that the Deposit Account Bank dishonors items presented for payment from any Deposit Account.  The Assignor further confirms that the Deposit Account Bank shall have no liability to the Assignor for wrongful dishonor of such items in following such instructions from the Collateral Agent.  The Deposit Account Bank shall have no duty to inquire or determine whether the Assignor’s obligations to the Collateral Agent are in default or whether the Collateral Agent is entitled, under any separate agreement between the Assignor and the Collateral Agent, to give any such instructions.  The Assignor further agrees to be responsible for the Deposit Account Bank’s customary charges and to indemnify the Deposit Account Bank from and to hold the Deposit Account Bank harmless against any loss, cost or expense that the Deposit Account Bank may sustain or incur in acting upon instructions which the Deposit Account Bank believes in good faith to be instructions from

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the Collateral Agent excluding any loss, cost or expense to the extent incurred as a direct result of the gross negligence or willful misconduct of the Deposit Account Bank.

4.             Subordination of Security Interests; Deposit Account Bank’s Recourse to Deposit Accounts.  The Deposit Account Bank hereby subordinates any claims and security interests it may have against, or with respect to, any Deposit Account at any time established or maintained with it by the Assignor (including any amounts, investments, instruments or other Collateral from time to time on deposit therein) to the security interests of the Collateral Agent (for the benefit of the Secured Creditors) therein, and agrees that no amounts shall be charged by it to, or withheld or set-off or otherwise recouped by it from, any Deposit Account of the Assignor or any amounts, investments, instruments or other Collateral from time to time on deposit therein; provided that the Deposit Account Bank may, however, from time to time debit the Deposit Accounts for any of its customary charges in maintaining the Deposit Accounts or for reimbursement for the reversal of any provisional credits granted by the Deposit Account Bank to any Deposit Account, to the extent, in each case, that the Assignor has not separately paid or reimbursed the Deposit Account Bank therefor.

5.             Representations, Warranties and Covenants of Deposit Account Bank.  The Deposit Account Bank represents and warrants to the Collateral Agent that:

(a)           The Deposit Account Bank constitutes a “bank” (as defined in Section 9-102 of the UCC), that the jurisdiction (determined in accordance with Section 9-304 of the UCC) of the Deposit Account Bank for purposes of each Deposit Account maintained by the Assignor with the Deposit Account Bank shall be one or more States within the United States.

(b)           The Deposit Account Bank shall not permit any Assignor to establish any demand, time, savings, passbook or other account with it which does not constitute a “deposit account” (as defined in Section 9-102 of the UCC).

(c)  The account agreements between the Deposit Account Bank and the Assignor relating to the establishment and general operation of the Deposit Accounts provide, whether specifically or generally, that the laws of New York govern secured transactions relating to the Deposit Accounts and that the Deposit Account Bank’s “jurisdiction” for purposes of Section 9-304 of the UCC in respect of the Deposit Accounts is New York.  The Deposit Account Bank will not, without the Collateral Agent’s prior written consent, amend any such account agreement so that the Deposit Account Bank’s jurisdiction for purposes of Section 9-304 of the UCC is other than a jurisdiction permitted pursuant to preceding clause (a).  All account agreements in respect of each Deposit Account in existence on the date hereof are listed on Annex A hereto and copies of all such account agreements have been furnished to the Collateral Agent.  The Deposit Account Bank will promptly furnish to the Collateral Agent a copy of the account agreement for each Deposit Account hereafter established by the Deposit Account Bank for the Assignor.

(d)           The Deposit Account Bank has not entered and will not enter, into any agreement with any other Person by which the Deposit Account Bank is obligated to comply with instructions from such other Person as to the disposition of funds from any Deposit Account or other dealings with any Deposit Account or other of the Collateral.

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(e)           On the date hereof the Deposit Account Bank maintains no Deposit Accounts for the Assignor other than the Deposit Accounts specifically identified in Annex A hereto.

(f)            Any items or funds received by the Deposit Account Bank for the Assignor’s account will be credited to said Deposit Accounts specified in paragraph (e) above or to any other Deposit Accounts hereafter established by the Deposit Account Bank for the Assignor in accordance with this Agreement.

(g)           The Deposit Account Bank will promptly notify the Collateral Agent of each Deposit Account hereafter established by the Deposit Account Bank for the Assignor (which notice shall specify the account number of such Deposit Account and the location at which the Deposit Account is maintained), and each such new Deposit Account shall be subject to the terms of this Agreement in all respects.

6.             Deposit Account Statements and Information.  The Deposit Account Bank agrees, and is hereby authorized and instructed by the Assignor, to furnish to the Collateral Agent, at its address indicated below, copies of all account statements and other information relating to each Deposit Account that the Deposit Account Bank sends to the Assignor and to disclose to the Collateral Agent all information requested by the Collateral Agent regarding any Deposit Account.

7.             Conflicting Agreements.  This Agreement shall have control over any conflicting agreement between the Deposit Account Bank and the Assignor.

8.             Merger or Consolidation of Deposit Account Bank.  Without the execution or filing of any paper or any further act on the part of any of the parties hereto, any bank into which the Deposit Account Bank may be merged or with which it may be consolidated, or any bank resulting from any merger to which the Deposit Account Bank shall be a party, shall be the successor of the Deposit Account Bank hereunder and shall be bound by all provisions hereof which are binding upon the Deposit Account Bank and shall be deemed to affirm as to itself all representations and warranties of the Deposit Account Bank contained herein.

9.             Notices.  (a)  All notices and other communications provided for in this Agreement shall be in writing (including facsimile) and sent to the intended recipient at its address or telex or facsimile number set forth below:

If to the Collateral Agent, at:

Nordea Bank Finland, Plc,

New York Branch

437 Madison Avenue

21st Floor

New York, New York 10022

Attn:  [       ]

Telephone:  [             ]

Facsimile:   [             ]

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If to the Assignor, at:

If to the Deposit Account Bank, at:

[Nordea Bank Finland plc, New York Branch

11 West 42nd Street

7th Floor

New York, New York 10036

Attn:  Mr. Hans Chr. Kjelsrud

Telephone:  212-318-9634

Facsimile:  212-421-4420]

or, as to any party, to such other address or telex or facsimile number as such party may designate from time to time by notice to the other parties.

(b)           Except as otherwise provided herein, all notices and other communications hereunder shall be delivered by hand or by commercial overnight courier (delivery charges prepaid), or mailed, postage prepaid, or telexed or faxed, addressed as aforesaid, and shall be effective (i) three business days after being deposited in the mail (if mailed), (ii) when delivered (if delivered by hand or courier) and (iii) or when transmitted with receipt confirmed (if telexed or faxed); provided that notices to the Collateral Agent shall not be effective until actually received by it.

10.           Amendment.  This Agreement may not be amended, modified or supplemented except in writing executed and delivered by all the parties hereto.

11.           Binding Agreement.  This Agreement shall bind the parties hereto and their successors and assign and shall inure to the benefit of the parties hereto and their successors and assigns.  Without limiting the provisions of the immediately preceding sentence, the Collateral Agent at any time or from time to time may designate in writing to the Deposit Account Bank a successor Collateral Agent (at such time, if any, as such entity becomes the Collateral Agent under the Pledge and Security Agreement, or at any time thereafter) who shall thereafter succeed to the rights of the existing Collateral Agent hereunder and shall be entitled to all of the rights and benefits provided hereunder.

12.           Continuing Obligations.  The rights and powers granted herein to the Collateral Agent have been granted in order to protect and further perfect its security interests in the Deposit Accounts and other Collateral and are powers coupled with an interest and will be affected neither by any purported revocation by the Assignor of this Agreement or the rights

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granted to the Collateral Agent hereunder or by the bankruptcy, insolvency, conservatorship or receivership of the Assignor or the Deposit Account Bank or by the lapse of time.  The rights of the Collateral Agent hereunder and in respect of the Deposit Accounts and the other Collateral, and the obligations of the Assignor and Deposit Account Bank hereunder, shall continue in effect until the security interests of Collateral Agent in the Deposit Accounts and such other Collateral have been terminated and the Collateral Agent has notified the Deposit Account Bank of such termination in writing.

13.           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

14.           Counterparts.  This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

15.           Termination.          This Agreement and the security interest created hereby shall terminate, after the Termination Date, the date upon which (i) the Total Revolving Loan Commitment and the Total Term Loan Commitment under the Credit Agreement; (ii) all Interest Rate Protection Agreements, including interest rate swap agreements, interest rate cap agreements, interest collar agreements, interest rate hedging agreements, interest rate floor agreements and other similar agreements and arrangements with respect to the outstanding Loans and/or Commitments; and (iii) Other Hedging Agreements, including foreign exchange contracts, currency swap agreements, commodity agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency or commodity values applicable to the Loans have been terminated and no Notes representing Borrower’s obligation to pay the principal of, and interest on the Loans under the Credit Agreement is outstanding and all Loans thereunder have been repaid in full and all Obligations applicable to the Loans then due and payable have been paid in full (provided that all indemnities set forth herein including, without limitation, in Section 11 hereof shall survive any such termination).

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IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the date first written above.

Assignor:

[NAME OF ASSIGNOR]

By
Name:
Title:

Collateral Agent:

NORDEA BANK FINLAND, PLC, NEW
YORK BRANCH,
as Collateral Agent

By
Name:
Title:

Deposit Account Bank:

NORDEA BANK FINLAND, PLC, NEW
YORK BRANCH,
as Deposit Account Bank

By
Name:
Title:

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